                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints William J. Mercurio, Robert Agres and Robert C. Froetscher, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) to this registration statement (and any registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, for the offering which this Registration Statement relates), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact an agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                      ------------------------------------

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form S-1 and Power of Attorney have been signed by the following persons in the capacities and on the dates indicated:

                  SIGNATURES                                  CAPACITY                          DATES
                  ----------                                  --------                          -----
                                            President and Chief Executive Officer,        September 18, 2000
            /S/ WILLIAM J. MERCURIO         Director (Principal Executive Officer)
           -------------------------
              William J. Mercurio

               /S/ ROBERT AGRES             Chief Financial Officer (Principal Financial  September 18, 2000
           -------------------------        and Accounting Officer)
                 Robert Agres

              /S/ GREGORY M. BARR           Director                                      September 18, 2000
           -------------------------
                Gregory M. Barr

           /S/ ROBERT C. FROETSCHER         Director                                      September 18, 2000
           -------------------------
             Robert C. Froetscher

               /S/ JACK E. REICH            Director                                      September 18, 2000
           -------------------------
                 Jack E. Reich

               /S/ AVY H. STEIN             Director                                      September 18, 2000
           -------------------------
                 Avy H. Stein